UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 3, 2016 (Date of earliest event reported)

U.S. GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34023	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

390 E Parkcenter Blvd, Ste 250, Boise, Idaho 83706
(Address of principal executive offices) (Zip Code)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Zurkoff Employment Agreement

On February 3, 2016, U.S. Geothermal Inc. (the “Company”) entered into Amendment No. 4 to Employment Agreement (the “Amendment”) with Jonathan Zurkoff, the Company’s Executive Vice President, Finance. The Amendment amends Mr. Zurkoff’s employment agreement with the Company, effective December 31, 2010, as amended (the “Agreement”).

Under the terms of the Amendment, the term of the Agreement is hereby extended and will remain in full force and effect until March 31, 2017.

The foregoing description of the Agreement, as amended, is not complete and is qualified in its entirety by reference to the full text of the Agreement and amendments thereto, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
Number
10.1	Employment Agreement effective December 31, 2010 between U.S. Geothermal Inc. and Jonathan Zurkoff, as amended effective March 31, 2013 (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on July 26, 2013)
10.2	Amendment to Employment Agreement between U.S. Geothermal Inc. and Jonathan Zurkoff, as amended, effective April 1, 2014 (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 11, 2014)
10.3	Amendment to Employment Agreement between U.S. Geothermal Inc. and Jonathan Zurkoff, as amended, effective April 1, 2015 (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on May 5, 2015)
10.4	Amendment to Employment Agreement between U.S. Geothermal Inc. and Jonathan Zurkoff, as amended, effective February 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2016	U.S. Geothermal Inc.

	By:	/s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description
Number
10.1	Employment Agreement effective December 31, 2010 between U.S. Geothermal Inc. and Jonathan Zurkoff, as amended effective March 31, 2013 (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on July 26, 2013)
10.2	Amendment to Employment Agreement between U.S. Geothermal Inc. and Jonathan Zurkoff, as amended, effective April 1, 2014 (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 11, 2014)
10.3	Amendment to Employment Agreement between U.S. Geothermal Inc. and Jonathan Zurkoff, as amended, effective April 1, 2015 (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on May 5, 2015)
10.4	Amendment to Employment Agreement between U.S. Geothermal Inc. and Jonathan Zurkoff, as amended, effective February 3, 2016